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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 29, 1998

                        Home Equity Securitization Corp.
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             (Exact name of registrant as specified in its charter)



         North Carolina                333-44409          56-2064715
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 (State or Other Jurisdiction of   (Commission File    (I.R.S. Employer
         Incorporation)                 Number)       Identification No.)

    301 South College Street
    Charlotte, North Carolina                             28202-6001
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 (Address of Principal Executive                          (Zip Code)
           Offices)



   Registrant's telephone number, including area code (704) 374-4868
                                                      --------------------

                                    No Change
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      (Former name or former address, if changed since last report)




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      Item 5.     Other Events
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                  Home Equity Securitization Corp. has previously registered the offer and sale of its RBMG Funding Co. Home Equity Loan Trust 1998-1, Asset-Backed Notes, Series 1998-1 (the "Notes").


                  The following exhibit which relates specifically to the Notes is included with this Current Report:


      Item 7(c).  Exhibits
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                  10.1  Monthly Payment Date Statement distributed to
                        Noteholders, dated September 25, 1998.





                                       1

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                                   SIGNATURES


            Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                        HOME EQUITY SECURITIZATION CORP.,
                        as Depositor and on behalf of RBMG Funding Co. Home Equity Loan Trust 1998-1

                        Registrant



                        By: /S/ WALLACE SAUNDERS
                           -------------------------------------
                           Name:    Wallace Saunders
                           Title:   Assistant Vice President




Dated:  [FILL IN]


                                       2
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                                  EXHIBIT INDEX




EXHIBIT NO.      DESCRIPTION
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Exhibit 10.1.    Monthly Payment Date Statement distributed to
                 Noteholders, dated September 25, 1998